                            Rochester Fund Municipals

                     Prospectus Supplement dated July 6, 2007

This supplement amends the Prospectus dated February 21, 2007.

The Prospectus is changed as follows:

1. The following information is being added to the end of the section titled
"Taxability Risk":

      On May 21, 2007, the U.S. Supreme Court (the "Court") agreed to review a
      Kentucky Court of Appeals decision that held that Kentucky's tax on interest income derived from bonds issued by states other than Kentucky unconstitutionally discriminates against interstate commerce. At issue in the case, Department of Revenue v. Davis, is a Kentucky statute that exempts from Kentucky state income taxes the interest income derived from bonds issued by the Commonwealth of Kentucky or its subdivisions but does not exempt the interest income derived from bonds issued by other states or their subdivisions.

      The Court is expected to hear the case sometime in or after October 2007 and might issue a decision late in 2007 or in 2008. It is not possible to predict what the Court will decide, but its decision could have a substantial impact on municipal finance, including the issuance and relative yields on municipal securities of particular states, and on mutual funds that focus on municipal investments. Among the possible outcomes of the case are the following:

         The Court may rule in favor of the Commonwealth of Kentucky, in which case the Kentucky statute would be deemed to be valid and the state's current rules governing the taxation of income derived from municipal bonds would not change.

         The Court may rule against the Commonwealth of Kentucky by upholding the ruling handed down by the Kentucky Court of Appeals and declaring the statute to be unconstitutional.  Because the case arises under the federal constitution, the Court's decision may be applied in other states that have similar statutes. Such a ruling would require Kentucky and such other states to treat income derived on in-state and out-of-state bonds equally - either exempting income derived from all out-of-state bonds from a state's income tax or taxing income derived from all municipal bonds. This might affect the rationale for investing in single-state municipal bond funds because, depending on the relative yields of the municipal bonds of the various states, this could reduce the attractiveness from an income tax perspective, of a state's own municipal bonds to its residents.

         The Court may also remand the case to the Kentucky courts for further consideration consistent with instructions provided by the Court.

            The case is not expected to affect the federal tax exemption for interest derived from municipal bonds.

2. The last sentence of the fourth paragraph of the section titled "Municipal
   Securities" on page 13 is hereby deleted.

   July 6, 2007                                       PS0365.015

                                 ROCHESTER FUND MUNICIPALS
                            Supplement dated July 6, 2007 to the
                Statement of Additional Information dated February 21, 2007

This supplement amends the Statement of Additional Information dated February 21, 2007.

The Statement of Additional Information is revised as follows:

1.   The first paragraph of the section titled "Diversification" on page 42 is replaced with the following:

      Diversification. The Fund intends to be "diversified," as defined in the
      Investment Company Act, with respect to 75% of its total assets, and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth above. Under the Investment Company Act's requirements for diversification, as to 75% of its total assets, the Fund cannot invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) nor can it own more than 10% of an issuer's voting securities.

July 6, 2007                                                PX0365.010